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                                                                    Exhibit T3-F
                           CROSS-REFERENCE TABLE*



Trust Indenture
Act Section                                      Indenture Section
 310 (a)(1).............................................7.10
     (a)(2).............................................7.10
     (a)(3).............................................N.A.
     (a)(4).............................................N.A.
     (a)(5).............................................7.10
     (b)................................................7.10
     (c)................................................N.A.
     311 (a)............................................7.11
     (b)................................................7.11
     (c)................................................N.A.
     312 (a)............................................2.05
     (b)...............................................11.03
     (c)...............................................11.03
 313 (a)................................................7.06
     (b)(1).............................................N.A.
     (b)(2).............................................7.07
     (c)......................................... 7.06;11.02
     (d)................................................7.06
 314 (a)..........................................4.03;11.02
     (c)(1)............................................11.04
     (c)(2)............................................11.04
     (c)(3).............................................N.A.
     (d)................................................N.A.
     (e)...............................................11.05
     (f)............................................... N.A.
 315 (a)................................................7.01
     (b)..........................................7.05,11.02
     (c)................................................7.01
     (d)................................................7.01
     (e)................................................6.11
 316 (a)(last sentence).................................2.09
     (a)(1)(A)..........................................6.05
     (a)(1)(B)..........................................6.04
     (a)(2).............................................N.A.
     (b)................................................6.07
     (c)................................................N.A.
 317 (a)(1).............................................6.08
     (a)(2).............................................6.09
     (b)................................................2.04
 318 (a)...............................................11.01
     (b)................................................N.A.
     (c)...............................................11.01
 N.A. means not applicable.

*This Cross-Reference Table is not part of the Indenture.